EXHIBIT 2.5

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

---------------------------------------------------------	x
In re	:	Chapter 11 Case No.
:
SUN HEALTHCARE GROUP, INC., et al.,	:	99-3657 (MFW)
:
Debtors.	:	(Jointly Administered)
---------------------------------------------------------	x

AMENDMENT TO SECTIONS 5.14 AND 10.6 OF

THE DEBTORS' JOINT PLAN OF REORGANIZATION

          Sun Healthcare Group, Inc. and certain of its wholly owned direct and indirect subsidiaries, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors") hereby file this Amendment to Sections 5.14 and 10.6 of the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2001 (the "Plan").1

          1.     Section 5.14 - Release of Representatives is amended by deleting the words "and former" in line one of the paragraph.

          2.     Section 10.6 - Exculpation is amended by adding the phrase "to any of the Debtors or" after the words "any liability" in line three.

1Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Plan.

          3.     Except as expressly amended hereby, all other provisions of the Plan shall remain unaffected and in full force and effect.

Dated: February 5, 2002
            Wilmington, Delaware

/s/ Russell C. Silberglied
Mark D. Collins (No. 2981)
Russell C. Silberglied (No. 3462)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, Delaware 19899
(302) 658-6541
- and -

Michael F. Walsh
Paul M. Basta
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

ATTORNEYS FOR THE DEBTORS
AND DEBTORS IN POSSESSION

2

          PLEASE TAKE FURTHER NOTICE that if no objections are timely filed to the Transfer, the Court may enter an order approving the Transfer without further notice or hearing. If any party in interest files an objection to the Transfer, a hearing on the Transfer will be held at the Bankruptcy Court's next omnibus hearing date, or an earlier date sought by the Debtors if circumstances so require, with the Debtors only providing notice by facsimile transmission to the objecting parties.

Dated:  Wilmington, Delaware
             February 19, 2002

/s/
Mark D. Collins (No. 2981)
Etta R. Wolfe (No. 4164)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square, P.O. Box 551
Wilmington, Delaware 19899
(302) 651-7700

- and -

Michael F. Walsh
Paul M. Basta
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

ATTORNEYS FOR DEBTORS AND
DEBTORS IN POSSESSION

3

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

---------------------------------------------------------	x
In re	:	Chapter 11 Case No.
:
SUN HEALTHCARE GROUP, INC., et al.,	:	99-3657 (MFW)
:
Debtors.	:	(Jointly Administered)
---------------------------------------------------------	x

TECHNICAL AMENDMENTS TO
DEBTORS' JOINT PLAN OF REORGANIZATION

          Sun Healthcare Group, Inc. and certain of its wholly owned direct and indirect subsidiaries, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors") hereby file these Technical Amendments to the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2001 (the "Plan").1

          1.     Schedule 4.2-Treatment of Subclasses B-1 - B-17 of the Plan of Reorganization is amended as follows:

                 a.     delete the entire paragraph entitled Subclass B-11 - Sun Life of Canada.

1Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Plan.

                 b.     add the following paragraph.

Subclass B-11 - Sun Life of Canada (Masthead Bldgs, Albuquerque, New Mexico). On the Effective Date Masthead and Sun Healthcare each shall execute and deliver to Sun Life Assurance Company of Canada that certain Assumption and Reinstatement Agreement, in form and substance acceptable to Sun Life, pursuant to which Masthead and Sun Healthcare shall reinstate and assume their respective obligations under that certain (i) Promissory Note by Masthead in favor of Sun Life dated May 29, 1997, (ii) Real Property Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement by Masthead in favor of Sun Life dated as of May 29, 1997 and recorded May 30, 1997, (iii) Absolute Assignment of Leases and Rents by Masthead in favor of Sun Life dated May 29, 1997 and recorded May 30, 1997, (iv) Security Agreement by Masthead in favor of Sun Life dated May 29, 1997 (v) Guaranty by Sun Healthcare in favor of Sun Life dated as of May 29, 1997, (vi) certificate and agreement concerning hazardous waste executed on May 29, 1997, (vii) Financing Statement by Masthead, as debtor, to Sun Life Assurance Company of Canada, as secured party, and (viii) letter dated May 29, 1997 from Sun Healthcare Group, Inc. as tenant, to Sun Life Assurance Company of Canada containing estoppel certificate and subordination, non-disturbance and attornment provisions.

2

          2.     Except as expressly amended hereby, all other provisions of the Plan shall remain unaffected and in full force and effect.

Dated:  February 2, 2002
            Wilmington, Delaware

/s/
Mark D. Collins (No. 2981)
Russell C. Silberglied (No. 3462)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, Delaware 19899
(302) 658-6541

- and -

Michael F. Walsh
Paul M. Basta
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

ATTORNEYS FOR THE DEBTORS
AND DEBTORS IN POSSESSION

3

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

---------------------------------------------------------	x
In re	:	Chapter 11 Case No.
:
SUN HEALTHCARE GROUP, INC., et al.,	:	99-3657 (MFW)
:
Debtors.	:	(Jointly Administered)
---------------------------------------------------------	x

SECOND TECHNICAL AMENDMENT TO SCHEDULE 4.2
OF THE DEBTORS' JOINT PLAN OF REORGANIZATION

          Sun Healthcare Group, Inc. and certain of its wholly owned direct and indirect subsidiaries, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors") hereby file this Second Technical Amendment to the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2001 (the "Plan").1

          1.     In Schedule 4.2 of the Plan, make the following changes:

                 a.  delete from the paragraph entitled Subclass B-5 - THCI Mortgage Holding Company (East Boston, Massachusetts facility) the following:

"The Debtors will issue a new note in the principal amount of the aggregate allowed claims in this subclass. The principal amount is expected to approximate $10,789,000, depending on the date the Debtors emerge from chapter 11. The new note will (i) be secured by the East Boston, Massachusetts facility, (ii) bear 8% interest or at such other market interest rate, as determined by the Bankruptcy Court, (iii) be a recourse obligation of this Debtor, and (iv) will amortize over 15 years. THCI has asserted that the Debtors' obligations under the East Boston Note include the payment of all lease rejection damages. The Debtors

1Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Plan.

dispute that position. The Debtors expect that this issue will be resolved as part of confirmation of the Plan of Reorganization and/or any motions or proceedings currently before the Bankruptcy Court. In the event that the determinations by the Bankruptcy Court would require a material increase in the principal amount of the note for subclass B-5, the Debtors reserve the right to surrender the facility in satisfaction of those claims."

                     b.     add to the end of that paragraph the following:

"The Debtors will surrender the collateral securing the claims in this subclass to THCI. The Debtors will ask the Bankruptcy Court to determine the value of the collateral. Any deficiency claim by THCI shall be treated as part of Class E-1 or Class E-2, as applicable."

                2.     Except as expressly amended hereby, all other provisions of the Plan shall remain unaffected and in full force and effect.

Dated:  February 4, 2002
            Wilmington, Delaware

/s/
Michael F. Walsh
Paul M. Basta
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

- and -

Mark D. Collins (No. 2981)
Russell C. Silberglied (No. 3462)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, Delaware 19899
(302) 658-6541

ATTORNEYS FOR THE DEBTORS
AND DEBTORS IN POSSESSION

2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

---------------------------------------------------------	x
In re	:	Chapter 11 Case No.
:
SUN HEALTHCARE GROUP, INC., et al.,	:	99-3657 (MFW)
:
Debtors.	:	(Jointly Administered)
---------------------------------------------------------	x

REVISED TECHNICAL AMENDMENTS TO
DEBTORS' JOINT PLAN OF REORGANIZATION

          Sun Healthcare Group, Inc. and certain of its wholly owned direct and indirect subsidiaries, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors") hereby file these Technical Amendments to the Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2001 (the "Plan").1

          1.     Schedule 4.2-Treatment of Subclasses B-1 - B-17 of the Plan of Reorganization is amended by inserting at the end of the paragraph entitled Subclass B-11 - Sun Life of Canada the following:

"On the Effective Date Masthead and Sun Healthcare each shall execute and deliver to Sun Life Assurance Company of Canada that certain Assumption and Reinstatement Agreement, in form and substance acceptable to Sun Life, pursuant to which Masthead and Sun Healthcare shall reinstate and assume their respective obligations under that certain (i) Promissory Note by Masthead in favor of Sun Life dated May 29, 1997, (ii) Real Property Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement by Masthead in favor of Sun Life dated as of May 29, 1997 and recorded May 30, 1997, (iii) Absolute

1 Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Plan.

Assignment of Leases and Rents by Masthead in favor of Sun Life dated May 29, 1997 and recorded May 30, 1997, (iv) Security Agreement by Masthead in favor of Sun Life dated May 29, 1997 (v) Guaranty by Sun Healthcare in favor of Sun Life dated as of May 29, 1997, (vi) certificate and agreement concerning hazardous waste executed on May 29, 1997, (vii) Financing Statement by Masthead, as debtor, to Sun Life Assurance Company of Canada, as secured party, and (viii) letter dated May 29, 1997 from Sun Healthcare Group, Inc. as tenant, to Sun Life Assurance Company of Canada containing estoppel certificate and subordination, non-disturbance and attornment provisions."

          2.     Except as expressly amended hereby, all other provisions of the Plan shall remain unaffected and in full force and effect.

Dated:  February 3, 2002
            Wilmington, Delaware

/s/
Mark D. Collins (No. 2981)
Russell C. Silberglied (No. 3462)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, Delaware 19899
(302) 658-6541

- and -

Michael F. Walsh
Paul M. Basta
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

ATTORNEYS FOR THE DEBTORS
AND DEBTORS IN POSSESSION

2

SCHEDULE 8.1

Additions: Vendor	Contract	Debtor/Facility Name	Cure Amount
Elizabeth Rozelle	Partnership Agreement	Therapists Unlimited-Detroit II, L.P.	$0.00
Jan Walton	Partnership Agreement	Therapists Unlimited-Chicago, L.P.	$0.00
National American Insurance Company	Policy WCR 207510D Policy WCR 210210D Policy WCR 1210210F	Retirement Care Associates, Inc.	$0.00

Replace: Vendor	Contract	Debtor/Facility Name	Cure Amount
PHARMERICA	PHARMACEUTICAL	SunRise Care Center for Kingsburg	Undetermined
Pharmerica	Pharmacy services and consultant	SunRise Care Center for Coalinga	Undetermined
Pharmerica	drug supplier	SunScript Pharmacy Corporation	Undetermined
Pharmerica	INVENTORY PRESCRIPTION	SunScript Pharmacy Corporation	Undetermined
Pharmerica Pharmacy	loan&borrow/consulting for Hobbs, NM	SunScript Pharmacy Corporation	Undetermined

Deletions: Vendor	Contract	Debtor/Facility Name	Cure Amount
Access Ambulance	Ambulance, medical transportation	Mediplex of Stamford	$0.00
ADVANTIS	DATA PROC.	Cheshire Convalescent Ctr	$0.00
Addison Gilbert Hospital	Resident transfer	SunBridge Care & Rehab. for Beverly	$0.00
AFA	FIRE ALM,STROBE LIGHTS,BED SHAKERS	SunBridge Care & Rehab. for East Boston	$0.00
Air Touch Paging	BEEPERS	Cheshire Convalescent Ctr	$0.00
All County Pest Control	pest control	Mediplex of Stamford	$0.00
Altanticare Med. Center	Resident transfer	SunBridge Care & Rehab. for Beverly	$0.00
Automatic Fire Systems	Fire Suppression Systems	SunBridge Care & Rehab. for Brookline	$0.00
Award Pest Control	pest control	Cheshire Convalescent Ctr	$0.00
Bay Area VNA	Resident transfer	SunBridge Care & Rehab. for Beverly	$0.00
Bay State Fire Protection	Fire protection-kitchen hood	SunBridge Care & Rehab. for East Boston	$0.00
Beacon Hospice	Hospice	SunBridge Care & Rehab. for Brookline	$0.00
Beverly Hospital	Lab services	SunBridge Care & Rehab. for Beverly	$0.00
BMCA	Exhaust Vent Cleaning -Kitchen/Laundry	SunBridge Care & Rehab. for Brookline	$0.00
Burgess healthcare	x-ray service	Cheshire Convalescent Ctr	$0.00
CARE MANAGEMENT GROUP	NURSING TEMP SERVICE	Cheshire Convalescent Ctr	$0.00
CHARTER OAK LANDSCAPING	LANDSCAPING	Cheshire Convalescent Ctr	$0.00
CINDACARE	TEMP. SERVICE	Cheshire Convalescent Ctr	$0.00
CLAIRE DAIGLE	LAWN SERVICE	Cheshire Convalescent Ctr	$0.00
Conair	air-cond, heating, refrig. Service	SunBridge Care & Rehab. for Beverly	$8,436.78
CONNECTICUT STAFFING WORKS	NURSING TEMP SERVICE	Cheshire Convalescent Ctr	$0.00
DAVID RANEY	Medical records consultant	Cheshire Convalescent Ctr	$0.00
David Raney	Medical records consultant	Mediplex of Stamford	$0.00
Dr. Amesbury	Medical Director	SunBridge Care & Rehab. for Beverly	$0.00
Dr. David Morris	Services Doctor	Mediplex of Stamford	$0.00
DR. MICHAEL OLSEN (PROHEALTH)	Medical Director	Cheshire Convalescent Ctr	$0.00
Elizabeth Irwin	Medical records consultant	SunBridge Care & Rehab. for East Boston	$0.00
Environmental Control Co., Inc	Infection material	Mediplex of Stamford	$0.00
Family Friends	Staffing services	SunBridge Care & Rehab. for Beverly	$0.00
Grace Ahern	per diem dietician	Mediplex of Stamford	$0.00
Grinell	FIRE DETECTION EQUIP	SunBridge Care & Rehab. for East Boston	$0.00
Grinnel Fire Protection	Fire Alarm	SunBridge Care & Rehab. for Brookline	$0.00
Grinnell Corp	MONITOR FIRE ALARM SYSTEM	Cheshire Convalescent Ctr	$0.00
Grinnell Fire	Fire protection services	SunBridge Care & Rehab. for Beverly	$365.00
Health Drive	Dentistry, optometry, and podiatry	Mediplex of Stamford	$0.00
Health Drive	Dental, Podiatry, eye care audio, Optom.	SunBridge Care & Rehab. for Beverly	$0.00
Hospice's North Shore	Hospice	SunBridge Care & Rehab. for Beverly	$0.00
HOWIES WATER	Potable water	Mediplex of Stamford	$0.00
IVANS	Medicare Billing - Electronic Service Co	SunBridge Care & Rehab. for Brookline	$0.00
Jon B. Volovick, O.D.	Optometry	SunBridge Care & Rehab. for East Boston	$0.00
Keane Fire & Safety Equipment	Portable fire extinguishers	SunBridge Care & Rehab. for East Boston	$0.00
KEY PERSONNEL	TEMP. STAFFING	Cheshire Convalescent Ctr	$0.00
Lawn-A-Mat, Inc.	Landscape Maintenance	SunBridge Care & Rehab. for East Boston	$0.00
Marcus dairy	Bottled water natural disaster	Cheshire Convalescent Ctr	$0.00
Mark Rohrer, M.D.	Facility Medical Director	SunBridge Care & Rehab. for Brookline	$0.00
MAUREEN CANIL	NURSING CONSULTANT	Cheshire Convalescent Ctr	$0.00
Medi Services	Medicaid Apps.	SunBridge Care & Rehab. for Brookline	$0.00
Medical Records	Consultant	SunBridge Care & Rehab. for Beverly	$0.00
MEDICAL TEMP FORCE	NURSING TEMP SERVICE	Cheshire Convalescent Ctr	$0.00
Medi-Services, Inc.	Medicaid processing	SunBridge Care & Rehab. for Beverly	$0.00
MERIDIAN HEALTH ASSOC	DENTAL SERVICES	SunBridge Care & Rehab. for East Boston	$0.00
Metro Call	Pagers	Mediplex of Stamford	$0.00
MICHELLE LIPKA	Dietician/dietary consultant	Cheshire Convalescent Ctr	$0.00
Millar Elevator	Elevator services	SunBridge Care & Rehab. for Beverly	$2,263.00
Millar Elevator	Elevator/dumbwaiter service agreement	SunBridge Care & Rehab. for Brookline	$710.80
Millar Elevator	ELEVATOR MAINTENANCE	SunBridge Care & Rehab. for East Boston	$2,122.70
MITCHELL SILVERMAN	Podiatry	SunBridge Care & Rehab. for East Boston	$0.00
N.E. WASTE SYSTEMS	WASTE REMOVAL	Cheshire Convalescent Ctr	$0.00
New England Fire and Safety	Fire Extinguishers - Portable Recharging	SunBridge Care & Rehab. for Brookline	$0.00
New England Medical Center	Resident transfer	SunBridge Care & Rehab. for Beverly	$0.00
New England Medical Practice Management	Physician billing	Mediplex of Stamford	$0.00
North Shore Reg. Dialysis Center	Dialysis service	SunBridge Care & Rehab. for Beverly	$0.00
NTN TEMP. SERVICE	NURSING TEMP. SERVICE	Cheshire Convalescent Ctr	$0.00
NURSEFINDERS	NURSING TEMP SERVICE	Cheshire Convalescent Ctr	$0.00
Pagenet	Beeper Systems	SunBridge Care & Rehab. for Beverly	$0.00
Precision Health	x-ray services	Mediplex of Stamford	$0.00
Public Storage Mgmt. Inc.	Offsite storage	SunBridge Care & Rehab. for East Boston	$0.00
Ready Nurse	Staffing Services	SunBridge Care & Rehab. for Beverly	$0.00
REGIONAL WATER	WATER	Cheshire Convalescent Ctr	$0.00
St. Elizabeth's Medical Center	Resident transfers	SunBridge Care & Rehab. for Beverly	$0.00
STANLEY DUCHARME	NEUROPSYCHOLOGY	SunBridge Care & Rehab. for East Boston	$0.00
SteriCycle	BIOHAZARD WASTE REMOVAL	Cheshire Convalescent Ctr	$0.00
SteriCycle	HAZARDOUS	SunBridge Care & Rehab. for East Boston	$0.00
SUE GREEN	Dietician/dietary consultant	Cheshire Convalescent Ctr	$113.19
Universal Mobile Service	Portable X-ray services	SunBridge Care & Rehab. for Beverly	$0.00
URBAN MEDICAL GROUP	Medical Director	SunBridge Care & Rehab. for East Boston	$0.00
USA Storage	Storage	Mediplex of Stamford	$0.00
VNA of No. Shore	Resident transfer	SunBridge Care & Rehab. for Beverly	$0.00
WANDERGUARD	PATIENT ALARM SERVICE	Cheshire Convalescent Ctr	$0.00